Exhibit 99.2
Nasdaq: PASG © 2023 Passage Bio. All rights reserved. Fulfilling the Promise of Genetic Medicine for Central Nervous System Disorders November 2023

2 Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including our the progress of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about our manufacturing plans and strategies; estimates regarding our cash forecasts; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Passage Bio.

3 Our Vision To fulfill the promise of genetic medicine by developing transformative therapies for people with devastating CNS diseases Two exciting lead gene therapy programs in FTD and GM1 Innovative research partnership with Penn’s Gene Therapy Program Established manufacturing and process analytics capabilities Strong cash position with runway into 4Q 2025

4 Global upliFT-D Dose-Escalation Study of PBFT02 NEXT MILESTONES Initial safety and biomarker data from three Cohort 1 patients in Q4 2023 Advancing Two Lead Clinical Programs FRONTOTEMPORAL DEMENTIA (FTD) A Detrimental Adult CNS Disease WHERE WE ARE Encouraging data emerging from first treated patients indicating translation from preclinical models Global Imagine-1 Dose-Escalation Study of PBGM01 GM1 GANGLIOSIDOSIS A Fatal Pediatric CNS Disease NEXT MILESTONES Initial safety and biomarker data from Dose 3 by mid-2024 WHERE WE ARE Strong momentum with positive interim data from first 8 treated patients Treated first patients at Dose 3 and actively recruiting additional patients

Promising Preclinical Pipeline in Adult CNS Disorders

AMYOTROPHIC LATERAL SCLEROSIS (ALS)

- **Drug Candidate:** PBAL05
- **Gene Target**: *C9orf72*
- **Approach**: miRNA and cDNA combination
- Hexanucleotide repeat expansion in *C9orf72* gene is found in 40% of familial and 8% of sporadic ALS cases[1]
- ~4,500 ALS-C9orf72 cases worldwide in 2020[2]

HUNTINGTON'S DISEASE

- **Drug Candidate**: Unnamed
- **Gene Target:** *HTT* and Undisclosed
- Caused by an autosomal dominant trinucleotide (CAG) expansion in the *huntingtin (HTT)* gene
- Estimated 41,000 patients in US and ~200,000 more at risk[3]

TEMPORAL LOBE EPILEPSY (TLE)

- **Drug Candidate**: Unnamed
- **Gene Target**: Undisclosed
- Common focal epilepsy affecting ~616,000 in the US[4]
- One third are not controlled by current treatments[4]
- No universal treatment target has been identified

GENE THERAPY PROGRAM

Supported by strategic collaboration with Penn's GTP, an unmatched leader in cutting-edge AAV gene therapy research

1. Majounie et al *Lancet* 11:323-33, 2012; 2. Brown et al., *Neuroepidemiology* 55: 342-353, 2021 3. HDSA; Fisher and Hayden, 2014, *Mov Disord.* 29:105-14. 4. Asadi-Pooya et al., 2017 *World Neurosurg.* 99:662-666

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6 Discovery UPenn GTP Research Analytics and Vector Engineering Process/Analytic Development Passage CMC R&D Lab Proven Analytical Capabilities Integrated Process Development GMP QC Capabilities Strong Regulatory CMC Scientific Expertise Scale-up Capability GMP Manufacturing Longstanding Partnership with Catalent End-to-End Clinical Supply Chain Leading CMC Capabilities Via a Hybrid Approach External Manufacturing Partnerships and End-to-End Supply Chain Key Strategic Partnerships Internal State-of-the-Art CMC Capabilities Partnerships In House Ensuring product supply while maintaining critical analytics capabilities in-house

PBFT02 Frontotemporal Dementia — GRN

FTD-GRN: A Devastating Adult Disease

DEVASTATING FORM OF DEMENTIA caused by a *GRN* gene mutation resulting in progranulin (PGRN) deficiency and haploinsufficiency. Approximately 5–10% of FTD is caused by a *GRN* mutation.



RARE AND UNDERSERVED populations with estimated U.S. prevalence of **~3,000 to 6,000** patients. **No disease-modifying therapies are presently approved.**

Disease progression is rapid and degenerative including **loss of speech, loss of expression, severe behavioral changes and immobility.**

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9 Maintains lysosomal activity Progranulin Deficiency Contributes to Neurodegeneration Healthy Brain FTD Brain Reduced progranulin leads to neuronal dysfunction and death Progranulin is critical to maintaining CNS cell homeostasis Regulates microglial activation Regulates synapse number and structure Modulates cell signaling responses to stressors Lysosomal dysfunction Neuroinflammation Synaptic dysfunction Neurodegeneration m Source: Rhinn H et al., Trends Pharmacol Sci. 2022;43:641-652

10 PBFT02 OUR APPROACH Proprietary construct delivers functional GRN gene encoding progranulin (PGRN) with potential therapeutic benefit of a one-time gene therapy approach PRECLINICAL EVIDENCE Compelling preclinical evidence from NHP studies • Broad transduction across the brain, including high transduction of ependymal cells • Achieved supraphysiologic CSF levels of PGRN compared to levels in healthy human volunteers CLINICAL DEVELOPMENT • Ongoing global Phase 1/2 upliFT-D trial focused on early symptomatic FTD-GRN • Encouraging data emerging from first treated patients showing translation from preclinical models Potential transformative therapy for rare, underserved disorder

11 Intra-Cisterna Magna (ICM) Administration • Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues* –Allows for broad CNS biodistribution –Lower doses compared to IV systemic delivery –Reduced impact of neutralizing antibodies • Administered under anesthesia using modern neuroimaging to allow for precise delivery • Currently being used in several clinical studies in both pediatric and adult populations Cisterna magna * Hinderer et. al, Human Gene Therapy. 2018 Jan; 29(1):15-24 Utilized across clinical-stage programs to directly target CNS

12 PBFT02: NHP Preclinical Studies Utilizing ICM • PBFT02 achieved supraphysiologic levels of CSF PGRN in NHPs • AAV1 increased CSF PGRN levels ~5x more than AAV5 and AAVhu68 vectors, without further elevating peripheral levels 1. Hinderer et al., Annals Clin Trans Neurology. 2020 Left: Adult rhesus macaques received ICM PBFT02 (n = 3/dose) or vehicle (n =2) on study day 0. CSF was sampled 14 days post-dose. Center, right: Two adult rhesus macaques per treatment received ICM AAV.hPGRN High dose, 3.0 x 1013 GC / 3.3 x 1011 GC/g brain) on study day 01 .. Shading: Reference range for healthy adult controls’ PGRN levels in CSF (n = 61) and plasma (n = 56) (Passage Bio data) Production of Human PGRN in Plasma AAV1 transgene delivery led to supraphysiologic hPGRN levels in CSF CSF PGRN (ng/mL) 0 10 20 30 40 CSF 0.1 1 10 100 LLOQ Normal Day RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAV5 RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAV5 RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAVhu68 AAV5 AAVhu68 (v2) AAV5 AAV1 Normal LLOQ Plasma Plasma PGRN (ng/mL) 0 10 20 30 40 0.1 1 10 100 Normal Day 1,000 PBFT02 (AAV1) Showed Dose-Related Increases in CSF PGRN 0 2 4 6 8 10 12 High Dose Medium Dose Low Dose Vehicle Human PGRN (ng/ml) 14 days post-ICM dose

13 PBFT02: Higher CSF PGRN May Confer Incremental Benefits Microgliosis reduction strongest at highest doses / PGRN levels (murine FTD model) • Microgliosis: inflammatory response to pathogenic insults in the CNS • CD68: marker of activated microglia Thalamus data shown above. Thalamic atrophy is a key feature commonly found in FTD Lipofuscin reduced at all doses, suggesting correction of underlying mechanism of disease (murine FTD model) • Lipofuscin: increased levels with lysosomal dysfunction • Correlated with underlying mechanism of FTD-GRN

upliFT-D

upliFT-D: Global Phase 1/2 Trial with PBFT02

Initial safety and biomarker data from three Cohort 1 patients expected in Q4 2023

Trial Design	Phase 1/2, multicenter, open-label, dose escalation study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAV1
Duration	2 years; with additional 3 years of follow-up for safety and durability of effect
Primary Endpoints	• Safety and tolerability
Secondary Endpoints	• Biomarkers, functional and clinical signs of disease progression
Regulatory Clearances and Designations	• Received multiple global regulatory clearances • Received Orphan Drug and Fast Track designations by FDA and Orphan designation by EC


OPTIONAL COHORT 3
n = 3
OPTIONAL DOSE 3
COHORT 2
n = 3
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
n = 3
60 days between subject enrollment
Dosing complete
Recruiting
IDMC review

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* Genome copies per gram of estimated brain weight

PassageBio

PBGM01 GM1 Gangliosidosis

GM1 Gangliosidosis: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GLB1* gene mutations characterized by destruction of neurons in the brain and spinal cord.



RARE AND UNDERSERVED populations with incidence of up to **~1 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

Characterized by rapidly progressive neurological decline resulting in **reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia.**

16 Source: NIH, CHOP, *American Journal of Neuroradiology*

PassageBio

GM1 Gangliosidosis Disease Continuum

Disease severity inversely related to residual β-Gal enzyme activity



GM1 Gangliosidosis is a Continuum
Disease Severity
Type 1 (Early Infantile)
Onset <6 months
• Hypotonia
• Neurodegeneration
• Developmental regression
• Seizures
• Skeletal dysplasia
• Survival: <2 years without supportive care
Type 2a (Late Infantile)
Onset 6–24 months
• Developmental plateau, followed by regression
• Impaired ambulation
• Impaired cognition
• Seizures
• Survival: 5 to 10 years
Type 2b (Juvenile)
Onset 2–5 years
• Impaired ambulation
• Dysarthria
• Variable skeletal disease
• Decreased cognition
• Survival into 2nd decade
Focus of Imagine-1 Trial
Negligible to 5%
~ 1– 5%
~ 3 – 10%
Residual Enzyme Activity (Serum)

Brunetti-Pierri N., Scaglia F. *Mol Genet Metab.* 2008;94(4):391-396. Jarnes JR, et al. *Mol Genet Metab*. 2017;121(2):170-179. Lang FM, et al. *Mol Genet Metab.* 2020;129(3):228-235. Regier DS, Tifft CJ. Rothermel CE. *GLB1*-related disorders. In: Adam MP, Ardinger HH, Pagon RA, et al, eds. GeneReviews® [Internet].

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18 PBGM01 OUR APPROACH Next-generation, proprietary capsid delivers functional GLB1 gene encoding β-Gal to the brain and peripheral tissues PRECLINICAL EVIDENCE Compelling preclinical data in knock-out mouse model • Dose-related histological correction, improvements in neurological function, and survival • Meaningful transduction of both CNS and critical peripheral organs CLINICAL DEVELOPMENT • Ongoing global Phase 1/2 Imagine-1 trial focused on early and late infantile GM1 • Positive safety profile at first two dose levels tested, with Dose 2 able to achieve healthy control levels of CSF β-gal activity and GM1 gangliosides* Potential transformative therapy for rare, underserved disorder * Based on interim results from Cohorts 1-4

Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

Actively recruiting additional patients for Cohorts 5 & 6

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Capsid	AAVhu68
Duration	Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Regulatory Clearances and Designations	• Received multiple global regulatory clearances • Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan and Advanced Therapy Medicinal Product designations by EC



COHORT 5
Late Infantile
n=3
COHORT 6
Early Infantile
n=3
DOSE 3 (2.2e11 GC/g)*†
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
Dosing complete
Recruiting
IDMC review
60 days between subject enrollment within a cohort

* Genome copies per gram of estimated brain weight

† Study advancement to dose 3 pending regulatory approval

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Imagine-1

Key Takeaways from Cohorts 1-4 Interim Data*

SAFETY & CLINICAL DATA

PBGM01 continues to have a favorable safety profile in both early and late infantile GM1

- No serious AEs related to study treatment
- No evidence of DRG toxicity
- No complications related to ICM injection

PBGM01 shows initial evidence of improved survival vs. historical controls

BIOMARKER DATA

PBGM01 can achieve healthy control levels of missing enzyme and deleterious substrate

- In 3 of 4 patients, Dose 2 resulted in CSF β-Gal activity that exceeded average levels seen in healthy adults and GM1 Natural History Study*
- Reduction in GM1 gangliosides following Dose 2 has ability to achieve normal adult levels

PBGM01 has demonstrated durability up to 12 months after treatment

Dose-dependent pharmacodynamic effects

* Interim data as presented on August 7, 2023. [1]Based on preliminary data from University of Pennsylvania's ODC Natural History Study (NHS) (NCT04041102).
AEs=adverse events; ICM=intra-cisterna magna.

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21 Initial Evidence of Improved Survival Among Study Participants vs. Natural History * Lang FM, et al. Mol Genet Metab. 2020;129(3):228-235. Lang et al meta-analysis defined GM1 Type I as disease onset < 12 months of age (n=154). Interim data as presented on August 7, 2023 0.0 0.2 0.4 0.6 0.8 1.0 0 10 20 30 40 50 60 Probability of Overall Survival Age (months) Infantile GM1 Survival: Imagine-1 vs. Natural History PBGM01 Natural History* Number of subjects at risk Natural History* 154 139 82 4 0 0 0 Imagine-1 6 6 3 1 1 1 0 Infantile GM1 Natural History: • Mean survival: 18.9 months • No survival beyond 35 months Imagine-1: • 100% survival in subjects > 20 months of age (n=3) that received PBGM01 Key Points

22 Dose 2 Resulted in Robust Increases in CSF b-Gal Activity and Decreases in GM1 Gangliosides 0 200 400 600 0 30 60 90 120 150 180 210 240 270 300 330 360 Gangliosides, apparent nM Time (days) Dose 2 GM1 Ganglioside, CSF P4 Late Infantile P6 Late Infantile P7 Early Infantile P8 Early Infantile β-Gal • In 3 of 4 children, Dose 2 PBGM01 resulted in CSF β-Gal exceeding average levels seen in healthy adults and GM1 Natural History Study (NHS)* − 4.7x to 16.0x increase in CSF β-Gal activity vs. baseline (n=3) • Increased CSF β-Gal activity can be sustained for up to 12 months Gangliosides • GM1 gangliosides achieved normal adult levels at 1-year post-dose − Gangliosides continue to decline over time in all patients Healthy adult mean 1. Lang FM et al., Mol Genet Metab.2020;129:228-235; CSF= Cerebrospinal Fluid *Based on preliminary data from University of Pennsylvania’s ODC Natural History Study (NHS) (NCT04041102); value range (0.3-1.81 nmol/mL/3hr). Interim data as presented on August 7, 2023 GM1 gangliosides hypothesized to mediate CNS manifestations of disease1 0 1 2 3 4 5 6 0 30 60 90 120 150 180 210 240 270 300 330 360 β-Gal, nmol/mL/3hr Time (days) Dose 2 β-galactosidase, CSF P4 Late Infantile P6 Late Infantile P7 Early Infantile P8 Early Infantile Healthy adult mean GM1 NHS mean Key Points – Dose 2 Late Infantile: Circle Early Infantile: Square

23 Imagine-1 Progressing Well Against Key Study Objectives Establish Safety Profile of PBGM01 Determine Optimal Dose for Therapeutic Effect Understand PBGM01 Benefit Across Infantile GM1 Patient Populations ✓ Favorable safety and immunological profile at Dose 1 & 2 − No SAEs related to study treatment − No evidence of DRG toxicity − No complications related to ICM injection ✓ Dose 2 able to achieve healthy control levels of CSF β-Gal activity and GM1 gangliosides ✓ Biomarker changes were durable for up to 12 months ✓ Dose-dependent preclinical effect translated into clinic Dose 3 has potential to further improve biomarker response and therapeutic effect ✓ PBGM01 shows initial evidence of improved survival vs. historical controls Recent study modifications target patients earlier in disease progression, thereby maximizing the potential for clinical benefit Interim data as presented on August 7, 2023

24 PBGM01 Program Anticipated Next Steps • Treated first patient at Dose 3 in July 2023 • Plan to share initial safety and biomarker data from Dose 3 by mid-2024 • Analyze data from Cohorts 1-6 to establish safety/tolerability profile and therapeutic potential of each dose • Continued interactions with regulatory authorities as clinical data set matures to align on design of confirmatory study and pathway to Biologics License Application Engage with regulatory authorities Determine optimal dose & population for confirmatory study Complete enrollment of Cohorts 5 and 6 (Dose 3)

Looking Ahead

26 TIMING MILESTONE FTD-GRN 4Q 2023 Initial safety and biomarker data from three Cohort 1 patients GM1 Feb 2023 Additional safety and biomarker data from Cohorts 1–3 presented at WORLDSymposium Mid 2023 Initial safety and biomarker data from Cohort 4 (early infantile, high dose) 2H 2023 Dose first patient at higher dose (Dose 3) Mid 2024 Initial safety and biomarker data from Dose 3 Key Milestones PIPELINE • Pursuing strategic alternatives to advance Krabbe and MLD clinical-stage programs • Advance preclinical programs for ALS and Huntington’s Disease • 8 additional CNS pipeline options remain through GTP partnership BALANCE SHEET • Cash balance of $133 million as of 9/30/23* • Cash on hand to fund operations into 4Q 2025 * Cash, cash equivalents and marketable securities

27 Our Vision To fulfill the promise of genetic medicine by developing transformative therapies for people with devastating CNS diseases Two exciting lead gene therapy programs in FTD and GM1 Innovative research partnership with Penn’s Gene Therapy Program Established manufacturing and process analytics capabilities Strong cash position with runway into 4Q 2025

Thank You passagebio.com | NASDAQ GS: PASG

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



William Chou, M.D.
President & Chief Executive Officer



Kathleen Borthwick
SVP Finance & Interim CFO



Chip Cale
General Counsel & Corporate Secretary



Mark Forman, M.D., Ph.D.
Chief Medical Officer



Eden Fucci
SVP Technical Operations



Stuart Henderson
SVP Corporate Development & Investor Relations

BOARD OF DIRECTORS

Maxine Gowen, Ph.D.
Chairwoman

Athena Countouriotis, M.D.
Avenzo Therapeutics

Derrell Porter, M.D.
cTRL Therapeutics

Dolan Sondhi, Ph.D.
Weill Cornell Medicine

Sandip Kapadia
Harmony Biosciences

Saqib Islam, J.D.
SpringWorks

William Chou, M.D.
President & Chief Executive Officer

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PassageBio